UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                January 26, 2006
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                Date of Report (Date of Earliest Event Reported)


                        Commission file number - 2-63322
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                      INTERNATIONAL SHIPHOLDING CORPORATION
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             (Exact name of registrant as specified in its charter)


           Delaware                                        36-2989662
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(State or other jurisdiction of         (I.R.S. Employer Identification Number)
incorporation or organization)


650 Poydras Street                   New Orleans, Louisiana            70130
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 (Address of principal executive offices)                           (Zip Code)


                                 (504) 529-5461
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.        Results of Operations and Financial Condition.

         On January 26, 2006, International Shipholding Corporation issued a press release reporting its financial results for the fourth quarter of 2005. A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

(c)      Exhibit

         Exhibit Number                     Document
         --------------                     ------------------------------------
                  99.1                      Press Release dated January 26, 2006

SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      INTERNATIONAL SHIPHOLDING CORPORATION

                              /s/ Manuel G. Estrada
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                                Manuel G. Estrada
                   Vice President and Chief Financial Officer


Date January 26, 2006
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